      Variable Insurance Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      [Logo of HSBC Asset Management Americas Inc. Appears Here]
--------------------------------------------------------------------------------

      HSBC Variable Growth and Income Fund
     ------------------------------------------------------------------

Portfolio Review

July 18, 2000

Dear Shareholder:

The United States equity market, as measured by the Standard & Poor's 500/1/ (the "S&P 500"), declined 0.42% during the first six months of 2000. The modest decline masked some of the most volatile trading seen in several years, as investors became concerned about aggressive Federal Reserve (the "Fed") tightening. The Fed did in fact raise the Federal Funds rate on three separate occasions for a total of 100 basis points during the first half of 2000. After trending lower for most of the first quarter, stocks turned dramatically higher in mid-March and reached new highs before retreating. After reaching an all-time high on March 24, the S&P 500 declined by 12% within three weeks. The NASDAQ Composite Index/2/ (the "NASDAQ"), which declined 2.46% during the six-month period ended June 30, 2000, is a prime example of the volatility experienced by investors. During the first quarter, the NASDAQ suffered through three separate corrections of 10% or more, yet registered a stunning 12.4% gain for the quarter. The NASDAQ reached an all-time high on March 10, then proceeded to decline by 34% in only five weeks. For the one week ended April 14, the index lost a staggering 25.3% and declined every trading day during the week; the first time since September 1994 that the NASDAQ has declined every day during a week. The NASDAQ rebounded in June, advancing 15%, the largest one-month gain ever for the NASDAQ. For the first half of 2000, the S&P 500, Dow Jones Industrial Average/3/ and the NASDAQ all registered six-month declines for the first time since 1994. As of June 30, 57% of the New York Stock Exchange stocks, and 76% of NASDAQ stocks, were down over 20% from their 52-week highs.

Outlook

Despite the market volatility, inflows into equity mutual funds have been spectacular. During the first quarter, net inflows totaled $133 billion, by far the largest inflows for a single quarter in history. For the first six months of 2000, net inflows were approximately $215 billion, well ahead of the $90 billion during the same period in 1999.

The supply/demand scenario for equities continues to be favorable. The Initial Public Offering (the "IPO") backlog is currently at $24.7 billion, down considerably from $45 billion in late 1999. Weekly IPO pricing of $15 billion occurred in March, but that figure is currently running at only $2 billion. The second half calendar of offerings should be minimal. Merger and acquisition activity appears to have slowed during the first half of 2000, but cash takeovers are on the rise. Stock buybacks continue to surge, driven by strong corporate free cash flow.

------
/1/The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole.

/2/The NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as the National Market System traded foreign common stocks and American Depositary Receipts.

/3/The Dow Jones Industrial Average is an unmanaged index of 30 large company stocks that are representative of the New York Stock Exchange.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

Variable Insurance Funds


In the twelve months since the Fed began tightening, they have raised short-term interest rates by 175 basis points. During the upcoming months, the economic statistics should show whether higher borrowing rates are narrowing the gap between consumption growth and the economy's productive capacity. We have already seen many signs pointing towards slower economic growth ahead. Recent market moves cause us to believe that investors are beginning to discount another successful soft landing for the U.S. economy, similar to 1995.

Despite the anticipated slowdown in the U.S. economy, earnings estimates for the S&P 500/1/ are estimated to grow between 14-16% in 2000, and 10-12% in 2001. The first quarter saw S&P 500 earnings rise 29.6% on a market capitalization weighted basis. Estimates for the second quarter call for a rise in earnings of 16-18%. The substantial increase in earnings will meaningfully lower the P/E multiples of the major indices. Since 1995, there have been almost 200 company changes in the S&P 500, shifting the index towards higher growth, less economically sensitive companies. The S&P 500 now resembles a large-cap, growth-oriented portfolio of companies. We would also note that earnings are beginning to matter to investors again. During 1999, NASDAQ/2/ companies with no earnings generated an average stock price gain of 115%, while those companies with profits showed an average price gain of 51%. For the S&P 500, the 11 companies with no earnings showed average price gains of 107%, while the remaining companies with profits posted an average price gain of 24%. This year, companies with estimated losses for 2000 are showing average price declines of approximately 10% in both indices. For companies with profits, the gains are modest, with average price increases of 10% and 1% for the NASDAQ and S&P 500, respectively.

The HSBC Variable Growth and Income Fund had a total return of 0.40%* for the period ended June 30, 2000.**

Sincerely,
/s/ Fredric P. Lutcher
Fredric P. Lutcher, III, CFA
Chief Investment Officer, U.S. Equities
--------
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole.

/2/The NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as the National Market System traded foreign common stocks and American Depositary Receipts.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

* The total return set forth reflects the reduction of a portion of the Fund's fees. Without such reduction of fees, the total return for the period would have been lower.

** Fund commenced operations on May 25, 2000.

The views expressed in this report reflect those of the portfolio manager through the period ended June 30, 2000. The manager's views are subject to change at any time based on the market and other conditions.

 Variable Insurance Funds

 HSBC Variable Fixed Income Fund
--------------------------------------------------------------------------------

Portfolio Review

Dear Shareholder:

The primary driving force during the first half of the year was the activity of the Federal Reserve (the "Fed") Open Market Committee (the "FOMC") which on May 16 raised both the Fed Funds and Discount rates by 50 basis points. This marked the first time that the Fed Funds rate had moved by a full 50 basis points at one time since it began its tightening cycle in June 1999, after having moved gradually in 25 basis point increments. The current Fed Funds rate now stands at 6.50%, which represents 175 basis points of cumulative tightening since June 1999.

After the Fed's aggressiveness in May, the bond markets reflected on the consequences of the June 28 Fed meeting. As such, the markets were looking for further increases in interest rates but the widespread evidence of a slowdown in economic activity and inflation cooled down the Fed, leaving rates unchanged. The primary drivers behind this cooling off were a benign employment report as well as a fairly tame Producer Price Index and Consumer Price Index reports/1/.

The shift in market sentiment during June has been quite noticeable, as the United States (the "U.S.") Treasury markets have rallied nicely all across the yield curve. Additionally, mortgage rates have fallen from their recent highs and with corporate yields falling as well, we expect to see a large calendar of corporate issuance coming over the next several weeks. Spread product fared well recently as spreads narrowed versus their previous high levels and U.S. agencies, mortgages and corporate bonds all posted higher returns compared to those of U.S. Treasuries.

The HSBC Variable Fixed Income Fund had a total return of 0.52%* for the period ended June 30, 2000**.

Sincerely,
/s/ Edward J. Merkle

Edward J. Merkle
Managing Director, Fixed Income
-------
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/The Producer Price Index and the Consumer Price Index are two measures of the average changes in prices, over time, of two fixed market baskets of goods.

* The total return set forth reflects the reduction of a portion of the fund's fees. Without such a reduction of fees, the total return for the period would have been lower.

** Fund commenced operations on May 25, 2000.

The views expressed in this report reflect those of the portfolio manager for the period ended June 30, 2000. The manager's views are subject to change at any time based on the market and other conditions.

 Variable Insurance Funds

 HSBC Variable Cash Management Fund
--------------------------------------------------------------------------------

Portfolio Review

Dear Shareholder:

The first half of the year was highlighted by the Federal Reserve Open Market Committee's continued desire to contain inflation and cool down an overheated economy. On May 16, they raised interest rates 50 basis points to 6.50%, the most aggressive single tightening since 1995. Including this increase, the Federal Reserve (the "Fed") has in the past year raised interest rates six times for a total of 175 basis points from 4.75% to 6.50%. With this aggressive interest rate backdrop, the market was also expecting at least another 25-50 basis point increase at the June 28 meeting but widespread economic evidence of a slowdown in economic activity cooled down the Fed as the second quarter came to a close.

Given our continued belief that inflation is still a threat and the economy has only temporarily slowed down, we feel that the Fed will raise interest rates another 50 basis points during the second half of 2000 and 75 basis points over the next year. Additionally, the Fed is very sensitive to the fact that once the end to the tightening cycle is perceived, the markets will rally which could re-ignite the economy so we expect continued tough talk from Fed Chairman Greenspan.

As in the past, our main objective is to ensure that the HSBC Variable Cash Management Fund (the "Fund") reflects the highest standards characterized by safety, stability, service and performance. HSBC Asset Management Americas, Inc. values our relationship and we appreciate this chance to work on your behalf.

The Fund had a total return of 0.50%* for the period ended June 30, 2000.**

Sincerely,
/s/ Edward J. Merkle

Edward J. Merkle
Managing Director, Fixed Income
-------
Past performance is not predictive of future performance as yields on money market funds fluctuate daily. An investment in the Fund is neither guaranteed nor insured by the FDIC or any other Government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

* The total return set forth reflects the reduction of a portion of each Fund's fees. Without such a reduction of fees, the total return for the period would have been lower.

** Fund commenced operations on May 25, 2000.

The views expressed in this report reflect those of the portfolio manager for the period ended June 30, 2000. The manager's views are subject to change at any time based on the market and other conditions.

Variable Insurance Funds

Board of Trustees

JAMES H. WOODWARD       Chancellor, University of North Carolina at Charlotte

MICHAEL VAN BUSKIRK     Chief Executive Officer, Ohio Bankers Association

WALTER B. GRIMM         President, Variable Insurance Funds

--------------------------------------------------------------------------------

Officers

WALTER B. GRIMM         President


CHARLES L. BOOTH        Vice President and Assistant Secretary


FRANK DEUTCHKI          Vice President


GREGORY MADDOX          Vice President and Assistant Secretary


GARY TENKMAN            Treasurer


NIMISH BHATT            Comptroller


ALAINA V. METZ          Secretary

Variable Insurance Funds

Statement of Net Assets
HSBC Variable Growth and Income Fund
June 30, 2000 (Unaudited)


Security Description                                            Shares  Value
--------------------                                            ------ -------
Daily Sweep Vehicles--99.8%
 Bank of New York, Cash Sweep.................................. 11,394 $11,394
                                                                       -------
Total Daily Sweep Vehicles (Cost $11,394)......................         11,394
                                                                       -------
Total Investments (Cost $11,394)--99.8%........................         11,394
Other assets in excess of liabilities--0.2%....................             28
                                                                       -------
Net Assets--100.0%.............................................        $11,422
                                                                       =======
Composition of Net Assets:
Capital........................................................        $11,393
Accumulated net investment income..............................             29
                                                                       -------
Net Assets.....................................................        $11,422
                                                                       =======
Shares outstanding.............................................          1,138
                                                                       -------
Net Asset Value, Offering Price and Redemption Price per
 share.........................................................        $ 10.04
                                                                       =======

See notes to financial statements.

Variable Insurance Funds

Statement of Net Assets
HSBC Variable Fixed Income Fund
June 30, 2000 (Unaudited)


Security Description                                              Shares Value
--------------------                                              ------ ------
Daily Sweep Vehicles--100.1%
 Bank of New York, Cash Sweep...................................  1,001  $1,001
                                                                         ------
Total Daily Sweep Vehicles (Cost $1,001)........................          1,001
                                                                         ------
Total Investments (Cost $1,001)--100.1%.........................          1,001
Liabilities in excess of other assets--(0.1%)...................             (1)
                                                                         ------
Net Assets--100.0%..............................................         $1,000
                                                                         ======
Composition of Net Assets:
Capital.........................................................         $1,000
Net Assets......................................................         $1,000
                                                                         ======
Shares outstanding..............................................            100
                                                                         ------
Net Asset Value, Offering Price and Redemption Price per share..         $10.00
                                                                         ======

See notes to financial statements.

Variable Insurance Funds

Statement of Net Assets
HSBC Variable Cash Management Fund
June 30, 2000 (Unaudited)


Security Description                                           Shares  Value
--------------------                                           ------ -------
Daily Sweep Vehicles--100.1%
 Bank of New York, Cash Sweep................................. 61,043 $61,043
                                                                      -------
Total Daily Sweep Vehicles (Cost $61,043).....................         61,043
                                                                      -------
Total Investments (Cost $61,043)--100.1%......................         61,043
Liabilities in excess of other assets--(0.1%).................            (65)
                                                                      -------
Net Assets--100.0%............................................        $60,978
                                                                      =======
Composition of Net Assets:
Capital.......................................................        $60,978
                                                                      -------
Net Assets....................................................        $60,978
                                                                      =======
Shares outstanding............................................         60,978
                                                                      -------
Net Asset Value, Offering Price and Redemption Price per
 share........................................................        $  1.00
                                                                      =======

See notes to financial statements.

Variable Insurance Funds

Statements of Operations
For the period ended June 30, 2000 (Unaudited)

                                  HSBC Variable   HSBC Variable  HSBC Variable
                                Growth and Income Fixed Income  Cash Management
                                      Fund*          Fund**          Fund*
                                ----------------- ------------- ---------------
Investment Income:
Interest.......................        $37             $ 5           $149
                                       ---             ---           ----
Total Investment Income........         37               5            149
                                       ---             ---           ----
Expenses:
Investment advisory............          4              --              9
Administration.................          1              --              4
Other expenses.................          6              --             30
                                       ---             ---           ----
  Total expenses before
   voluntary fee reductions and
   reimbursements..............         11              --             43
  Voluntary fee reductions and
   reimbursements..............         (3)             --            (13)
                                       ---             ---           ----
  Net Expenses.................          8              --             30
                                       ---             ---           ----
Net Investment Income..........         29               5            119
                                       ---             ---           ----
Change in Net Assets Resulting
 from Operations...............        $29             $ 5           $119
                                       ===             ===           ====

--------
 * Fund commenced operations on May 25, 2000.

** Fund currently has no public shareholders and has only seed capital in its net assets.

See notes to financial statements.

Variable Insurance Funds

Statement of Changes in Net Assets
For the period ended June 30, 2000 (Unaudited)

                                    HSBC Variable HSBC Variable  HSBC Variable
                                     Growth and   Fixed Income  Cash Management
                                    Income Fund*     Fund**          Fund*
                                    ------------- ------------- ---------------
Investment Activities:
Operations:
 Net investment income............     $    29       $    5         $   119
                                       -------       ------         -------
Changes in net assets resulting
 from operations..................          29            5             119
                                       -------       ------         -------
Dividends:
 Net investment income............          --           (5)           (119)
                                       -------       ------         -------
Change in net assets from
 shareholder dividends............          --           (5)           (119)
                                       -------       ------         -------
Capital Transactions:
 Proceeds from shares issued......      11,500        1,000          61,006
 Dividends reinvested.............          --           --               1
 Cost of shares redeemed..........        (107)          --             (29)
                                       -------       ------         -------
Changes in net assets from capital
 share transactions...............      11,393        1,000          60,978
                                       -------       ------         -------
Change in net assets..............      11,422        1,000          60,978
                                       -------       ------         -------
Net Assets:
 Beginning of period..............          --           --              --
 End of period....................     $11,422       $1,000         $60,978
                                       =======       ======         =======
Share Transactions:
 Issued...........................       1,148          100          61,006
 Reinvested.......................          --           --               1
 Redeemed.........................         (10)          --             (29)
                                       -------       ------         -------
Net increase from share
 transactions.....................       1,138          100          60,978
                                       =======       ======         =======

--------
 * Fund commended operations on May 25, 2000.
** Fund currently has no public shareholders and has only seed capital in its net assets.

See notes to financial statements.

Variable Insurance Funds

Notes to Financial Statements


1. Organization

  The Variable Insurance Funds (the "Trust") was organized on July 20, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust consists of six portfolios, three of which are the HSBC Variable Cash Management Fund, the HSBC Variable Growth and Income Fund, and the HSBC Variable Fixed Income Fund (individually a "Fund" collectively the "Funds"). Shares of the Funds are offered to a separate account of Allstate Life Insurance Company, as well as other eligible purchasers.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees.

  Bonds and other fixed-income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take in account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

  Security Transactions and Related Income:

  Security transactions are recorded on the date the security is purchased or sold ("trade date"). Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Securities gains and losses are calculated on the identified cost basis.

  Expense Allocation:

  Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets or another appropriate basis.

Variable Insurance Funds

  Dividends to Shareholders:

  The HSBC Variable Growth and Income Fund declares and pays, as a semi-annual dividend, substantially all net investment income. The HSBC Variable Fixed Income and the HSBC Variable Cash Management Funds declare dividends from net investment income daily and pay them monthly. Net realized gains for all three Funds, if any, are distributed at least annually.

  Federal Income Taxes:

  Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal or excise tax is required.

3. Related Party Transactions:

  Investment Advisor:

  The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser (the "Investment Adviser") for the Funds. HSBC Asset Management Americas Inc. is the North American investment management affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As compensation for its services, the Investment Adviser is entitled to receive a fee, computed daily, and paid monthly, at the following annual rates: 0.55% for the HSBC Variable Growth and Income Fund and the HSBC Variable Fixed Income Fund, and 0.35% for the HSBC Variable Cash Management Fund. For period ending June 30, 2000, the Investment Adviser voluntarily reduced its fees for the HSBC Variable Growth and Income Fund and the HSBC Variable Cash Management Fund by $2 and $9, respectively.

  Administrator, Fund Accountant and Distributor:

  BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers are affiliated, serves the Trust as administrator and fund accountant. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust. In accordance with the terms of the Management and Administration Agreement and Fund Accounting Agreement, BISYS is entitled to receive a fee computed daily and paid monthly, at an annual rate of 0.20% of each Fund's average daily net assets. BISYS reduced management and administration and fund accounting fees for the period ended June 30, 2000 of $1 and $4 for the HSBC Variable Growth and Income Fund and the HSBC Variable Cash Management Fund, respectively.

  In addition, BISYS Fund Services Limited Partnership serves as Distributor of the Funds.

  Transfer Agent and Custodian:

  BISYS provides transfer agent services for the Funds. In addition, Bank of New York serves as custodian for the Funds. For these services to the Funds, BISYS and Bank of New York receive an annual fee accrued daily and paid monthly.

Variable Insurance Funds

  Variable Contract Owner Servicing Plan:

  The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which each Fund may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the period ended June 30, 2000, the Funds did not participate in any Service Plans.

4. Capital Share Transactions:

  The Funds are authorized to issue an unlimited number of shares of beneficial interest without par value.

5. Investment Transactions:

  There were no purchases and sales of long-term securities for the period ended June 30, 2000.

Variable Insurance Funds

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                    HSBC Variable HSBC Variable  HSBC Variable
                                     Growth and   Fixed Income  Cash Management
                                    Income Fund**    Fund***        Fund**
                                    ------------- ------------- ---------------
                                        For the period ended June 30, 2000
                                    -------------------------------------------
                                     (Unaudited)   (Unaudited)    (Unaudited)
Net Asset Value, Beginning of
 Period............................    $10.00        $10.00         $  1.00
                                       ------        ------         -------
Investment Activities
 Net investment income.............      0.04          0.05           0.005
                                       ------        ------         -------
Total from Investment Activities...      0.04          0.05           0.005
                                       ------        ------         -------
Dividends
 Net investment income.............        --         (0.05)         (0.005)
                                       ------        ------         -------
Total Dividends....................        --         (0.05)         (0.005)
                                       ------        ------         -------
Net Asset Value, End of Period.....    $10.04        $10.00         $  1.00
                                       ======        ======         =======
Total Return (a)...................      0.40%         0.52%           0.50%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)............................    $   11        $    1         $    61
 Ratio of expenses to average net
  assets (b).......................      1.13%         0.00%           1.17%
 Ratio of net investment income to
  average net assets (b)...........      4.11%         4.95%           4.65%
 Ratio of expenses to average net
  assets* (b)......................      1.56%         0.00%           1.68%
 Portfolio turnover................       (c)           (c)             (c)

--------
 (a)  Not annualized.
 (b)  Annualized.
 (c)  During the period, no purchases or sales of long-term securities occurred.
  * During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 **   Fund commenced operations on May 25, 2000.
*** Fund currently has no public shareholders and has only seed money in its net assets.

See notes to financial statements.

                                            Variable Insurance Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            [LOGO OF HSBC ASSET MANAGEMENT
                                            AMERICAS INC. APPEARS HERE]
--------------------------------------------------------------------------------

                                            HSBC Variable Growth and
                                             Income Fund

                                            HSBC Variable Fixed Income Fund

                                            HSBC Variable Cash
                                             Management Fund

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536

Investment Adviser
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

Legal Counsel
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is for the information of the shareholders of Variable Insurance Funds. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. An investment in the Funds is neither insured nor guaranteed by the FDIC or any other government agency, and may involve investment risk, including the possible loss of principal.
                                                                            8/00
Semi-Annual Report
June 30, 2000

Managed by:
HSBC Asset Management Americas Inc.

Sponsored and distributed by:
BISYS Fund Services